MEMBERS Mutual Funds
Supplement Dated October 5, 2012

This Supplement dated October 5, 2012 amends the Prospectus of MEMBERS Mutual Funds dated
August 1, 2012, as supplemented August 24, 2012.  Please keep this Supplement with your records.

Large Cap Growth Fund

Currently, Bruce Ebel, CFA (Vice President, Portfolio Manager) and David Halford, CPA and CFA (Vice President, Portfolio Manager) co-manage the fund.  Mr. Ebel has served in this capacity since 2005 and Mr. Halford has served in this capacity since July 2009.  Effective October 5, 2012, Mr. Halford is retiring, and Mr. Ebel will continue as the sole portfolio manager for the fund.  Accordingly, pages 39 and 65 of the Prospectus are hereby amended to remove Mr. Halford as a co-portfolio manager of the fund, effective October 5, 2012.

Equity Income Fund

The fund currently has the ability to invest up to 10% of its total assets in foreign securities, including American Depository Receipts (ADRs).  Effective as of the date hereof, the last sentence on page 29 of the Prospectus is updated to reflect the fund may invest up to 15% of its assets in foreign securities, including American Depository Receipts (ADRs).  For a discussion of the risks associated with investing in foreign securities, please refer to page 31 of the Prospectus.

4460-P1125SUP2 (1012)